                                                                     Exhibit 4.1

COMMON STOCK                                             COMMON STOCK
PAR VALUE $.001                                          PAR VALUE $.001

Number                                                   Shares
MM


                               [LOGO APPEARS HERE]

                                MODEM MEDIA, INC.

INCORPORATED UNDER THE LAWS                              CUSIP 607533 10 6
OF THE STATE OF DELAWARE                                 SEE REVERSE FOR CERTAIN
                                                         DEFINITIONS

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

Modem Media, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Restated Certificate of Incorporation of the Corporation and its By-Laws, as amended (copies of which are on file at the office of the Corporation), to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:                                          /s/ Marc C. Particelli
                                                Chief Executive Officer

Countersigned and Registered                    /s/ Sloane Levy
EQUISERVE TRUST COMPANY, NA                     Secretary


Transfer Agent and Registrar

                    [Modem Media Date of Incorporation Seal]


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                          (Reverse Side of Certificate)

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

------------------------------------------------------- ---------------------------------------------------------------
TEN COM-- as tenants in common                          UNIF GIFT MIN ACT--                  Custodian
TEN ENT-- as tenants by the entireties                                           (Cust)                    (Minor)
JT TEN-- as joint tenants with right of
survivorship and not as tenants                         under Uniform Gifts to Minors
in common                                               Act_____________________________________________________________
                                                                                 (State)
------------------------------------------------------- ---------------------------------------------------------------

     Additional abbreviations may also be used though not in the above list.

For value received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE,
OF ASSIGNEE)

______________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________________________________________________


                    X________________________________________________________

                    X________________________________________________________

                    NOTICE: THE SIGNATURE (S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                    CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANYCHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

This certificate also evidences certain Rights as set forth in a Rights Agreement between Modem Media, Inc. (the "Company") and EquiServe Trust Company, N.A., dated as of June 18, 2001 and as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be evidenced by separate certificates and no longer be evidenced by this certificate, may be redeemed or exchanged or may expire. As set forth in the Rights Agreement, Rights issued or transferred to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may be null and void.